File No. 333-03455    CIK #927230


                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                 Post-Effective


                                 Amendment No. 4


                                       to


                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                The Ranson Municipal Trust, Multi-State Series 7

                 Name and executive office address of Depositor:

                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206

                 Name and complete address of agent for service:

                                 Robin Pinkerton
                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206



          ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on September 29, 2000 pursuant to paragraph (b) of Rule 485.

                          The Nebraska Tax-Exempt Trust

                                    Series 7












                                   Part One

                            Dated September 29, 2000








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part One of this Prospectus May Not Be Distributed Unless Accompanied by Part Two.

                         The Nebraska Tax-Exempt Trust
                                    Series 7
                             Essential Information
                               As of May 31, 2000
                 Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $1,570,000
Number of Units                                                            1,649
Fractional Undivided Interest in the Trust per Unit                      1/1,649
Principal Amount of Municipal Bonds per Unit                            $952.092
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $1,571,122
  Aggregate Bid Price of Municipal Bonds per Unit                       $952.773
  Cash per Unit (1)                                                        $.000
  Pricing accrued interest to date of settlement                          $2.949
  Sales Charge of 5.820% (5.50% of Public Offering Price)                $55.623
  Public Offering Price per Unit (inclusive of accrued
    interest) (2)                                                     $1,011.345
Redemption Price per Unit (inclusive of accrued interest)               $955.722
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $55.623
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                     $490,000

Date of Trust                                                       May 15, 1996
Mandatory Termination Date                                          June 1, 2028

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

[FN]
1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

                         The Nebraska Tax-Exempt Trust
                                     Series 7
                       Essential Information (continued)
                               As of May 31, 2000
                 Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

Special Information Based on Distributions

                                                                    Monthly
                                                                  ---------
Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                               $55.811098
  Less:  Estimated Annual Expense                                  2.724603
                                                                  ---------
  Estimated Net Annual Interest Income                           $53.086495
                                                                  =========
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                           $53.086495
  Divided by 12                                                   $4.423875
Estimated Daily Rate of Net Interest Accrual per Unit              $.147462
Estimated Current Return Based on Public
Offering Price (exclusive of accrued interest) (3)                    5.26%
Estimated Long-Term Return (3)                                        5.21%

Trustee's Annual Fees per $1,000 Principal Amount                 $2.000000
Evaluation Fees per $1,000 Principal Amount                        $.200000
Trustee's Miscellaneous Expenses per Unit                          $.811928


Audit Fee: $.40 per Unit.


Record and Computation Dates: Fifteenth day of the month.

Distribution Dates: First day of the month.

[FN]
3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part Two of this prospectus.

                         Report of Independent Auditors


Unitholders
The Nebraska Tax-Exempt Trust
Series 7

We have audited the accompanying statement of assets and liabilities of The Nebraska Tax-Exempt Trust Series 7, including the schedule of investments, as of May 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of investments owned as of May 31, 2000, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Nebraska Tax-Exempt Trust Series 7 at May 31, 2000, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.




                                                              Ernst & Young LLP





Kansas City, Missouri
September 15, 2000

                         The Nebraska Tax-Exempt Trust

                                     Series 7

                       Statement of Assets and Liabilities

                                  May 31, 2000


Assets
Municipal Bonds, at value (cost $1,546,743)                         $1,571,122
Interest receivable                                                     27,803
                                                                     ---------
Total assets                                                         1,598,925


Liabilities and net assets
Cash overdraft                                                          16,649
Accrued liabilities                                                      1,147
                                                                     ---------
                                                                        17,796

Net assets, applicable to 1,649 Units outstanding:
  Cost of Trust assets, exclusive of interest          $1,546,743
  Unrealized appreciation                                  24,379
  Distributable funds                                      10,007
                                                        ---------    ---------
Net assets                                                          $1,581,129
                                                                     =========

[FN]

See accompanying notes to financial statements.

                         The Nebraska Tax-Exempt Trust

                                    Series 7

                            Statements of Operations


                                                     Year ended May 31
                                                 2000         1999         1998
                                            ---------    ---------    ---------
Investment income - interest                  $92,821     $105,144     $114,314
Expenses:
  Trustee's fees and related expenses           5,200        4,800        4,925
  Evaluator's fees                                316          359          394
                                            ---------    ---------    ---------
Total expenses                                  5,516        5,159        5,319
                                            ---------    ---------    ---------
Net investment income                          87,305       99,985      108,995

Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) on investments            (150)      31,914        2,347
  Unrealized appreciation (depreciation)
    during the year                           (99,228)      (3,303)     169,437
                                            ---------    ---------    ---------
Net gain (loss) on investments                (99,378)      28,611      171,784
                                            ---------    ---------    ---------
Net increase (decrease) in net assets
  resulting from operations                  $(12,073)    $128,596     $280,779
                                            =========    =========    =========

[FN]
See accompanying notes to financial statements.

                          The Nebraska Tax-Exempt Trust

                                     Series 7

                       Statements of Changes in Net Assets


                                                       Year ended May 31
                                                 2000         1999         1998
                                            ---------    ---------    ---------
Operations:
  Net investment income                       $87,305      $99,985     $108,995
  Realized gain (loss) on investments            (150)      31,914        2,347
  Unrealized appreciation (depreciation)
    on investments during the year            (99,228)      (3,303)     169,437
                                            ---------    ---------    ---------
Net increase (decrease) in net assets
  resulting from operations                   (12,073)     128,596      280,779

Distributions to Unitholders:
  Net investment income                       (88,507)    (102,400)    (109,084)
  Principal from investment transactions       (5,928)           -       (5,001)
                                            ---------    ---------    ---------
Total distributions to Unitholders            (94,435)    (102,400)    (114,085)

Capital transactions:
  Redemption of Units                         (11,820)    (343,258)     (57,293)
                                            ---------    ---------    ---------
Total increase (decrease) in net assets      (118,328)    (317,062)     109,401

Net assets:
  At the beginning of the year              1,699,457    2,016,519    1,907,118
                                            ---------    ---------    ---------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $10,007, $8,957
    and $7,053 at May 31, 2000, 1999
    and 1998, respectively)                $1,581,129   $1,699,457   $2,016,519
                                            =========    =========    =========
Trust Units outstanding at the end of
  the year                                      1,649        1,661        1,994
                                            =========    =========    =========
Net asset value per Unit at the end of
  the year                                    $958.84    $1,023.15    $1,011.29
                                            =========    =========    =========

[FN]

See accompanying notes to financial statements.

                                                  The Nebraska Tax-Exempt Trust

                                                             Series 7

                                                   Schedule of Investments

                                                          May 31, 2000


                                                        Coupon     Maturity  Redemption                       Principal
Name of Issuer and Title of Bond (5) (6)                Rate           Date  Provisions(2)       Rating(1)       Amount     Value(3)
---------------------                                   ---             ---  -----               ---          ---------          ---
Hospital Authority No. 2 of Douglas County,             5.500%   11/15/2021  2016 @ 100 S.F.     AAA           $300,000     $281,307
Nebraska, Health Facilities Revenue Bonds (Catholic                          2005 @ 102
Health Corporation), Series 1995C. Insured by MBIA.
(4)

+City of Kearney, Nebraska, Combined Utilities          5.900     5/15/2016  2001 @ 100          A1*            150,000      151,719
Revenue Bonds, Series 1996.

+Hospital Authority No. 1 of Lancaster County,          6.700     6/01/2022  2013 @ 100 S.F.     AAA            300,000      318,618
Nebraska, Hospital Revenue Bonds (Bryan Memorial
Hospital Project), Series 1992. Insured by MBIA. (4)

Nebraska Investment Finance Authority Single Family     6.300     9/01/2027  2020 @ 100 S.F.     AAA            265,000      261,921
Housing Revenue Bonds, 1996 Series B.                                        2006 @ 101.5

+Nebraska Public Power District Power Supply System     5.250     1/01/2028  2005 @ 101          AAA            330,000      334,201
Revenue Bonds, 1995 Series A.  Insured by MBIA. (4)

The Board of Regents of the University of Nebraska,     5.500     7/01/2012  2001 @ 101.5        Aa3*           100,000       99,560
University of Nebraska - Lincoln Student Fees and
Facilities Revenue Bonds, Series 1996.

# The Board of Regents of the University of Nebraska,   5.650     7/01/2016  2001 @ 101.5        Aa3*           125,000      123,796
University of Nebraska - Lincoln Student Fees and
Facilities Revenue Bonds, Series 1996.
                                                                                                              ---------    ---------
                                                                                                             $1,570,000   $1,571,122
                                                                                                              =========    =========

[FN]
See accompanying notes to Schedule of Investments.

                         The Nebraska Tax-Exempt Trust

                                   Series 7

                        Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on this Bond was obtained by the issuer of the Bond. No representation is made as to any insurer's ability to meet its commitments.

5. The securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

6. The security preceded by (#) is of the same issue as another Bond in the Trust.

See accompanying notes to financial statements.

                         The Nebraska Tax-Exempt Trust

                                   Series 7

                         Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

Ranson & Associates, Inc. serves as the Trust's sponsor and evaluator.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson & Associates, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on May 15, 1996 (Date of Deposit). The premium or discount (including any original issue discount) existing at May 15, 1996, is not being amortized. Realized gain
(loss) from Bond transactions is reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at May 31, 2000:

   Gross unrealized appreciation                                     $38,679
   Gross unrealized depreciation                                    (14,300)
                                                                  ----------
   Net unrealized appreciation                                       $24,379
                                                                   =========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

                         The Nebraska Tax-Exempt Trust

                                    Series 7

                   Notes to Financial Statements (continued)


4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

Distributions

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution      May 31, 2000           May 31, 1999           May 31, 1998
Plan          Per Unit     Total     Per Unit     Total     Per Unit     Total
-----        ---------  --------    ---------     -------    --------    -------
Monthly      $53.50      $88,484    $53.64       $101,612    $53.23     $108,967

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                                Year ended May 31
                                        2000           1999           1998
                                  ----------     ----------     ----------
Principal portion                    $11,820       $343,258        $57,293
Net interest accrued                      23            788            117
                                  ----------     ----------     ----------
                                     $11,843       $344,046        $57,410
                                   =========      =========      =========
Units                                     12            333             57
                                   =========      =========      =========


In addition, distribution of principal related to the sale or call of securities is $3.59 and $2.43 per Unit for the years ended May 31, 2000 and 1998, respectively.

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated September 15, 2000, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of The Nebraska Tax-Exempt Trust Series 7 dated September 29, 2000.



                                                              Ernst & Young LLP


Kansas City, Missouri
September 29, 2000

         THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.
                     BOTH PARTS OF THIS PROSPECTUS SHOULD BE
                         RETAINED FOR FUTURE REFERENCE.


PROSPECTUS                                                       PART TWO


                           THE RANSON MUNICIPAL TRUST,
                               MULTI-STATE SERIES

     The Trust. The Trust consists of underlying separate unit investment trusts (the "Trust"). The portfolio of each Trust is comprised of interest bearing obligations issued by or on behalf of municipalities or other governmental authorities in the state for which the Trust is named (the "Bonds" or "Securities"). In the opinion of counsel, interest income to the Trusts and to Certificateholders thereof, with certain exceptions, is exempt under existing law from Federal income taxes, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from local Kansas intangible personal property taxes, but may be subject to the Federal alternative minimum tax and other state and local taxes. Capital gains, if any, are subject to tax. The objectives of the Trusts include (1) interest income which is exempt from Federal income taxes, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from intangible personal property taxes levied by Kansas counties, cities and townships,
(2) conservation of capital, and (3) liquidity of investment (see "Objectives of the Trusts"). For a listing of the Bonds, if any, subject to the Federal alternative minimum tax, see Part One of this Prospectus. The payment of interest and the preservation of capital are dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. Certain of the Bonds are obligations which derive their payment from mortgage loans. A substantial portion of such Bonds will probably be redeemed prior to their scheduled maturities; any such early redemption will reduce the aggregate principal amount of the affected Trust and may also affect the Estimated Long-Term Return and the Estimated Current Return. Depending on which Bonds are redeemed at any given time, the then Estimated Current Return may be higher, lower or unchanged from the Estimated Current Return that existed immediately prior to such redemption. There is no assurance that the Trusts'

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
       ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
         ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                    CONTRARY IS A CRIMINAL OFFENSE.

       The date of this Prospectus is that date as set forth
                    in Part One of this Prospectus.

                      RANSON & ASSOCIATES, INC.
                                Sponsor
objectives will be met. The Sponsor of the Trusts is Ranson & Associates, Inc., Suite 150, 250 North Rock Road, Wichita, Kansas 67206.

     Public Offering Price. The secondary market Public Offering Price will be equal to the aggregate bid price of the Bonds in the portfolio of a Trust divided by the number of Units outstanding, plus a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." If the Bonds in the Trusts were available for direct purchase by investors, the purchase prices of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering Information." In addition, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement (three business days after order). See "Accrued Interest." The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     The Units. Each Unit represents a fractional undivided interest in the principal and net income of a Trust. The minimum purchase is one Unit.

     Distributions. Distributions of interest received by a Trust will be made on a monthly basis (prorated on an annual basis) on the first day of each month to holders of record on the fifteenth day of the preceding month. Distributions of funds in the Principal Account, if any, will also be made monthly on the first day of each month to holders of record on the fifteenth day of the preceding month. See "Distribution of Interest and Principal."

     Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with any changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the Bonds. The Public Offering Price will vary with any changes in the bid prices of the underlying Bonds. There is, therefore, no assurance that the Estimated Current Return will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

     Redemption and Market For Units. A Certificateholder may redeem Units at the office of the Trustee (see "Trustee Information"), at prices based upon the bid prices of the Bonds. In addition, although not obligated to do so, the

Sponsor intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trusts (see "Redemption and Repurchase of Units").


SUMMARY OF THE TRUSTS

     Each series of the Trust is one of a series of unit investment trusts created under the laws of the State of Missouri pursuant to a Trust Indenture and Agreement (the "Indenture") between Ranson & Associates, Inc., as Sponsor, and Bank of New York, as Trustee, or their predecessors.

     Each Trust consists of a portfolio of interest bearing obligations issued by or on behalf of the state for which such Trust is named and political subdivisions, municipalities and authorities thereof, the interest on which is excludable, in the opinion of recognized bond counsel, from federal gross income, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trust are located, and in the case of a Kansas Trust, from local Kansas intangible personal property taxes. However, interest on all obligations held by a Trust may be subject to the alternative minimum tax for Federal income tax purposes. Accordingly, the Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. See "Tax Status (Federal, State, Capital Gains)." An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.

     Each Unit offered represents that fractional undivided interest in a Trust indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in a Trust represented by such fraction will remain unchanged. Units in a Trust will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Indenture.

     The Indenture may be amended at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding. The Indenture may also be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or
(2) to make such other provisions as shall not adversely affect the interest of the Certificateholders, provided, however, that the Indenture may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except in connection with the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Certificateholders of any amendment promptly after the execution thereof.

     The Trust may be terminated at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding or by the Trustee when the value of a Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held in a Trust, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.

     Written notice of any termination specifying the time or times at which Certificateholders may surrender their certificates for cancellation shall be given by the Trustee to each Certificateholder at the address appearing on the registration books of a Trust maintained by the Trustee. The Trustee will begin to liquidate any Bonds held in a Trust within a reasonable period of time from said notification and shall deduct from the proceeds any accrued costs, expenses or indemnities provided by the Indenture, including any compensation due the Trustee, any costs of liquidation and any amounts required for payment of any applicable taxes, governmental charges or final operating costs of a Trust.

     The Trustee shall then distribute to Certificateholders their pro rata shares of the remaining balances in the Principal and Interest Accounts together with a final distribution statement which will be in substantially the same form as the annual distribution statement (see "Other Rights of Certificateholders"). Any amount held by the Trustee in any reserve account will be distributed when the Trustee determines the reserve is no longer necessary in the same manner as the final distribution from the Principal and Interest Accounts (see "Distribution of Interest and Principal").

     The Sponsor and the Trustee shall be under no liability to Certificateholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

     The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     Certain of the Bonds in a Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See "Notes to Trust Portfolio" in Part One of this Prospectus.


DESCRIPTION OF TRUST PORTFOLIOS

     Kansas Trusts. Recovery from the adverse effects of layoffs, business closures and widespread flooding that occurred in 1993 characterized the Kansas economy in 1994. The continued effects of layoffs and restructuring slowed employment growth in Kansas during 1994 and employment growth lagged behind the national rate. The unemployment rate rose from 5.0% in 1993 to a monthly average of 5.3% in 1994.

     During 1995, the Kansas economy improved and in 1996, Kansas employment reflected a strong economy. Labor force employment showed an increase of 34,000 from November 1995 to November 1996. The 11-month average (January 1996-November 1996) unemployment rate for the state was 4.0%, the lowest 11-month average since 1979. During 1995 and 1996, the unemployment rate decreased from 4.4% to 3.9%, respectively. This compares favorably with a national unemployment rate in 1995 and 1996 of 5.6% and 5.4%, respectively.

     In 1993 and 1994, the slowdown in employment growth was concentrated in the goods producing industries of manufacturing and mining. Employment growth in Kansas trailed national employment growth in all major employment categories except manufacturing and government. The situation improved in the following years.

     In 1996, jobs across Kansas were up 2.3%, for a net increase of 27,100 new jobs. There was a 3.8% growth rate from October 1995 to October 1996. National job growth for the same period was 2.1%. Total non-farm employment as of October 1996 was 1,233,200. This was 19,000 higher than the previous year. Trade led growth with the addition of 8,700 new jobs. Manufacturing employment rose by 4,600 over the year, primarily from increased production of aircraft and parts. More business in special trade contracting and heavy construction added 3,600 construction jobs during the year. Services employment rose by 2,300, with substantial increases in social, management, and business services. Transportation-utilities added 2,100 jobs, primarily from growth in communications firms. Gains in banking and insurance provided most of the 1,500 new jobs in the finance division. Mining edged up only 100 over the year. Government had the only decrease, down 3,900 from October 1995.

     Per capita personal income increased 4.7% from $20,851 in 1994 to $21,841 in 1995 (higher than the 1993-94 increase of 4.4%). Kansas's per capita personal income in 1995 was 94% of the national figure ($23,208) and Kansas ranked 23rd among the states in per capita personal income.

     Total personal income in Kansas in 1994 and 1995 was $53.25 million and $56.03 million, respectively, an increase of 5.2% (same as in 1993-94). During the first quarter of 1996, this number increased to $58.15 million. Personal income increased from $57,908 in the first quarter of 1996 to $58,661 in the second quarter of 1996, an increase of 1.3%. Kansas personal income is estimated to increase 5.2% in 1996 and 5.0% in 1997.

     To ensure appropriate balances, the 1990 Kansas legislature enacted legislation that established minimum ending balances for the State General Fund. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act phased in over several years and now requires an ending balance of at least 7.5% of expenditures and demand transfers. The act provides that the Governor's budget recommendations and legislative-approved budget must adhere to the balance targets.

     The Governor's recommendations for receipts and expenditures would provide an ending balance of 7.5% of expenditures and demand transfers in fiscal year 1996 and 7.6% in fiscal year 1997. Although not required by law, the Governor adjusted the fiscal year 1996 budget to assure the targeted ending balance requirement through the announced 1.5% rescission and other budget savings. These actions were necessary given the shortfall that occurred in fiscal year 1995 receipts, resulting in reduced estimates for fiscal year 1996 receipts and supplemental appropriations necessary in education and other areas. The effect of a regulation change (Real Estate Settlement Procedures Act) alone required an additional $30.0 million for schools based on changes the act made in the timing of property tax payments.

     For fiscal year 1997, the budget recommendations produce receipts in excess of expenditures of $5.1 million, a marked change from the deficits of $91.0 million and $106.6 million in the prior two fiscal years. Given that the state is projected to reach the minimum ending balance in fiscal year 1996, this "balancing" was necessary to continue to meet the targeted ending balance requirements. The budget presented by the Governor meets the targeted balance and corrects the spending imbalance (that occurred during fiscal years 1987 to 1993) without a proposed tax rate increase.

     Adjusted estimated receipts to the State General Fund for fiscal year 1996 are $3,368.0 million. The estimate is a 4.6%, or $149.2 million, increase over fiscal year 1995 revenues of $3,218.8 million. Expenditures for fiscal years 1995 and 1996 were $3,309.8 million, and $3,474.5 million, respectively.

     The estimated receipts of $3,526.9 million for fiscal year 1997 represent a 4.7% increase above fiscal year 1996 receipts adjusted for the Governor's recommendations. This is an increase of $159.0 million above the adjusted fiscal year 1996 amount. Increases to the estimate of $8.8 million are based on acceleration of the transfer of the State Gaming Revenues Fund of receipts over $50.0 million. The State General Fund expenditures of $3,521.8 million are recommended by the Governor for fiscal year 1997.

     Total receipts to the state were $7.39 billion in fiscal year 1995. Net receipts are projected to remain constant in fiscal year 1996 (at $7.49 billion), and then grow by $189.2 million in fiscal year 1997, an increase of 2.6%. The Governor recommends fiscal year 1997 expenditures from all funding sources of $7.81 billion. Approximately 57.1% of that total budget is recommended for aid to local governments (30.6%) or for direct assistance payments for individuals (26.6%).

     Balances in funds in the state budget are projected to experience a net decline from $1.2 billion to $683.2 million during fiscal year 1996. This reduction of $513.1 million is primarily attributable to the reduction in balances of the State Highway Fund of $352.5 million and a reduction of the balance in the State General Fund of $106.6 million, a total between the two funds of $459.1 million.

     In fiscal year 1997, the reduction in the ending balance of $233.8 million is almost entirely the result of a decline of the State Highway Fund balances of $212.8 million. Reduction in the State Highway Fund balances are to be expected, because dollars reserved for the Comprehensive Highway Program are being expended as major highway construction projects to be completed in fiscal year 1996 and fiscal year 1997.

     Individual income taxes account for the largest source of revenue, totaling $1.410 billion in fiscal year 1996. The next largest category, sales and use taxes, is projected to generate $1.392 billion for the State General Fund in fiscal year 1997.

     Nebraska Trusts. Preliminary data from the State Department of Labor show the Nebraska labor force totaled a seasonally adjusted 917,048 in January 1997, or 0.8 percent more than a year earlier. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last six years. In January 1997, Department of Labor data show the Nebraska seasonally adjusted unemployment rate was 2.5 percent, compared to a national average of
5.4 percent.

     The annual average Nebraska unemployment rate was 2.8 percent in 1991, 3.0 percent in 1992, 2.6 percent in 1993, 2.9 percent in 1994 and 2.6 percent in 1995; compared to 6.7 percent, 7.4 percent, 6.8 percent, 6.1 percent and 5.6 percent overall in the United States.

     Growth in non-farm payroll employment in Nebraska has generally been positive in recent months and years. From November 1995 to November 1996, preliminary U.S. Department of Labor data suggest non-farm payroll employment increased by approximately 20,400 in Nebraska, or by 2.5 percent. In November, the number of jobs totaled an estimated 846,800.

     In 1991, the average number of Nebraska non-farm payroll jobs was 739,200. That number increased 1.5 percent to 750,100 in 1992; 2.3 percent to 767,200 in 1993; 3.8 percent to 796,100 in 1994; and 2.4 percent to 815,100 in 1995. Over the same period, U.S. non-agricultural employment increased 1.9 percent in 1993; increased 3.0 percent in 1994; and increased 2.3 percent in 1995.

     Manufacturing jobs have grown in Nebraska in recent years, while generally declining nationally. Nebraska manufacturing jobs totaled an estimated 114,600 in November 1996, or 2.3 percent more than a year earlier.

     The number of manufacturing jobs in Nebraska averaged 99,600 in 1991; then increased to 100,700 in 1992 (1.1 percent); increased to 103,800 in 1993 (3.1 percent); increased to 108,800 in 1994 (4.8 percent); and increased to 111,800 in 1995 (2.7 percent). Overall in the United States, the number of manufacturing jobs declined 1.6 percent in 1992; decreased 0.6 percent in 1993; increased 0.3 percent in 1994; and increased 0.5 percent in 1995.

     Nebraska's per capita income has historically been below the average of United States, although the gap has closed in recent years. In 1991, Nebraska per capita income was 92.2 percent of the national average; in 1995, it was 92.5 percent.

     Per capita personal income in the state grew from $18,096 in 1991; to $19,284 in 1992, a 6.6 percent increase; to $19,727 in 1993, a 2.3 percent increase; to $20,555 in 1994, a 4.1 percent increase; and to $21,477 in 1995, a
4.5 percent increase. From 1994 to 1995, national per capita income grew from $22,047 to $23,208, a 5.3 percent increase. Total personal income in Nebraska increased 5.3 percent in 1995, or from $33,366,000,000 in 1994 to $35,161,000,000 in 1995. That was below the national growth rate of 6.2 percent.

     The cost of living in Nebraska is generally below the national average. Where the national average is 100.0, the four Nebraska communities surveyed averaged a composite 94.1 rating in the third quarter of 1996. In individual cost of living sectors, Nebraska scored below the national average in the indices for utilities, health care and miscellaneous goods and services. Omaha was above the national average in transportation costs; one non-metropolitan city in the survey was above the national average for grocery items and one above for housing.

     With Nebraska's economic gains in recent years have come population increases through positive net migration. Reversing a long period of net out-migration from 1974 to 1990, an estimated 20,509 more people moved to Nebraska than left from 1990 to 1996. Natural increases (births exceeding deaths) also helped boost the state's total population from the 1,578,417 recorded in the 1990 Census to an estimated 1,652,093 in 1996.

     The Bureau of Business Research of the University of Nebraska-Lincoln estimates that annual average non-farm employment in the state will grow 1.8 percent in both 1997 and 1998. Personal income is expected to grow 6.7 percent in 1997 and 5.4 percent in 1998. Largely because of income growth, total taxable retail sales will grow 6.7 percent in 1997 and 6.0 percent in 1998. If inflation projections hold, real gains in taxable retail sales will average over
3.0 percent over the next two years. Thus, as in the recent past, steady growth will characterize the Nebraska economy in the near future.

     Fiscal year 1997 started with a beginning cash balance of $247.8 million, and after carryover obligations of $118.5 million, the unobligated beginning balance was $129.4 million. Total net receipts are estimated to be $1,926.6 million for fiscal year 1997 and appropriations are projected at $1,884.6 million. The ending balance in the general fund for fiscal year 1997 is projected at $171.3 million.

     For Fiscal Year 1998, the beginning balance of Nebraska's General Fund is forecast to be $206.3 million, which includes $40 million in public assistance savings, and a deficit of $5.0 million for a total of $171.3 million. Total estimated net receipts for Fiscal Year 1998 is $1,923.1 million. Appropriations total $1,965.5 million, a 4.3 percent increase over Fiscal Year 1997, which includes appropriations for aid to individual and local governments, state operations and higher education, and capital construction. The ending balance for Fiscal Year 1998 is expected to be $163.9 million, with a cash reserve of $40.9 million. The following programs received major increases in state aid: education, salary increases for state employees, public assistance and corrections operating costs. The largest increase is for state aid to schools.

     General. The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Kansas and Nebraska Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the respective State and various agencies and political subdivisions located in the respective State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Kansas or Nebraska Trusts to pay interest on or principal of the bonds.

     Certain of the Bonds in a Trust may be obligations which derive their payment from mortgage loans. Included among these Bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this, an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation an issuer, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to a later date. In connection with the housing bonds held by a Trust, the Sponsor at the date of this Prospectus is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates. For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see "Bond Redemptions" below.

     Certain of the Bonds in a Trust may be health care revenue bonds. In view of this, an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation requires a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust. Such adverse changes also may adversely affect the ratings of the Bonds held in the portfolio of the Trust.

     Certain of the Bonds in a Trust may be obligations whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Bonds to make payments of principal and/or interest on such Bonds.

     Certain of the Bonds in a Trust may be transportation revenue bonds. Payment on such bonds is dependent on revenues from projects such as tolls on turnpikes. Therefore, payment may be adversely affected by a reduction in revenues due to such factors as competition from toll-free vehicular bridges and roads, increased cost of maintenance, lower cost of alternative modes of transportation and a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     Certain of the Bonds in a Trust may be obligations which derive their payment primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

     Certain of the Bonds in a Trust may consist of obligations of issuers which are, or which govern the operation of colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

     Bond Redemptions. Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Certificateholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. The Trustee has no power to vary the investments of the Trust, i.e., the Trustee has no managerial power to take advantage of market variations to improve a Certificateholder's investment.

     Certain of the Bonds in the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The portfolio in Part One of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. See "Trust Portfolio" and "Notes to Trust Portfolio" in Part One. Certain of the Bonds in a Trust may have been purchased by the Trust at premiums over the par value (principal amount) of such Bonds (see "Trust Portfolio" in Part One). To the extent Certificateholders acquire their Units at a time Bonds are valued at a premium over such par value and such Bonds are subsequently redeemed or prepaid at par or for less than such valuations, Certificateholders will likely sustain losses in connection with such redemptions or prepayments. For the tax effects of Bond redemptions generally, see "Tax Status (Federal, State, Capital Gains)."

     General. To the best knowledge of the Sponsor there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon a Trust. At any time during the life of the Trust, litigation may be initiated on a variety of grounds with respect to Bonds in a Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Trusts have received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet the obligations undertaken with respect to the Bonds.


OBJECTIVES OF THE TRUSTS

     The Trusts have been formed to provide Certificateholders interest income which is exempt from federal income taxes, from state income taxes when held by residents of the state where the issuers of the Bonds in such Trust are located, and, in the case of a Kansas Trust, from local Kansas intangible personal property taxes. In addition, the Trusts also have objectives which include conservation of capital and liquidity of investment. There is no assurance that the Trusts' objectives will be met.

     In selecting Bonds for a Trust, the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's Corporation rating of the Bonds was in no case less than "BBB-" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa3" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by a Trust (see "Description of Bond Ratings") and (b) the prices of the Bonds relative to other bonds of comparable quality and maturity. Medium-quality Bonds (rated BBB or A by S&P or Baa or A by Moody's) are obligations of issuers that are considered to possess adequate, but not outstanding, capacities to service the obligations. Investment in medium-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Trust may have greater difficulty selling the medium-quality debt securities in its portfolio. After the creation of a Trust, a Bond may cease to be rated or its rating may be reduced below such minimum standards. Neither event requires elimination of such Bond from a portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Trustee Information").

     Each Trust consists of a portfolio of fixed rate, long-term debt obligations. An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.


ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which
(1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.


PUBLIC OFFERING INFORMATION

     Units in a Trust are offered at the Public Offering Price which is based on the bid prices of the Bonds in the portfolio plus a sales charge set forth in Part One of this Prospectus under "Summary of Essential Financial Information" plus accrued and undistributed interest to the settlement date (three business days after order). Units repurchased in the secondary market may be offered by this Prospectus at the Public Offering Price in the manner described herein.

     Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     Units offered by this Prospectus will be distributed to the public by the Sponsor and certain dealers. Dealers will be allowed a concession equal to 4.5% of the Public Offering Price; however, resales of Units by such dealers to the public will be made at the Public Offering Price. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession to dealers from time to time. The minimum purchase will be one Unit.

     Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks in an amount allowing a concession equal to that shown above for dealers. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act.


ACCRUED INTEREST

     Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in a Trust is paid to the Trustee either monthly or semi-annually. However, interest on the Bonds in a Trust is accounted for daily on an accrual basis. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee has no cash for distribution to Certificateholders until it receives interest payments on the Bonds in a Trust. The Trustee is obligated to advance its own funds, at times, in order to make interest distributions. The Trustee will recover such advances without interest or other costs to a Trust from interest payments made on the Bonds. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     If a Certificateholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if the Trust is liquidated, he or she will receive at that time his or her proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.


REDEMPTION AND REPURCHASE OF UNITS

     Certificateholders may redeem all or a portion of their Units by tender to the Trustee, at its Unit Investment Trust Division office (see "Trustee Information"), of the certificates representing Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed. In order to effect a redemption of Units, Certificateholders must tender their certificates to the Trustee or provide satisfactory indemnity required in connection with lost, stolen or destroyed certificates. No redemption fee will be charged. On the third business day following such tender, the Certificateholder will be entitled to receive in cash for each Unit tendered an amount equal to the redemption price per Unit as next computed after receipt by the Trustee of such tender of Units as determined by the bid price of the Bonds in a Trust on the date of tender (the "Redemption Price") plus accrued interest to, but not including, the date of redemption. The price received upon redemption may be more or less than the amount paid by the Certificateholder depending on the value of the Bonds on the date of tender. The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. In addition, the Trustee is empowered, with certain recommendations allowed by the Sponsor, to sell Bonds in the portfolio of each Trust to make funds available for redemption. Units redeemed shall be canceled and not be available for reissuance.

     The recognized date of tender is deemed to be the date on which Units are received in proper form by the Trustee prior to 3:00 p.m. Central time. Units received by the Trustee after 3:00 p.m. will be deemed to have their recognized date of tender on the next business day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day (see "Evaluation of the Trust").

     To the extent that Bonds in the portfolio of a Trust are sold to meet redemptions, the size and diversity of such Trust will be reduced. Such sales may occur at a time when Bonds might not otherwise be sold which may result in lower prices received on the Bonds than might be realized under normal trading conditions.

     Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Certificateholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Certificateholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Certificateholder's tax identification number from the selling broker at the time the certificate is issued, and this number is printed on the certificate and on distribution statements. If a Certificateholder's tax identification number does not appear on the certificate or statements, or if it is incorrect, the Certificateholder should contact the Trustee before presenting a certificate for redemption to determine what action, if any, is required to avoid this back-up withholding.

     The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

     The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's Repurchase Price in the secondary market at that time equals or exceeds the redemption price, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the tendering Certificateholder not later than the day on which payment would otherwise have been made by the Trustee. The Public Offering Price of any Units thus acquired by the Sponsor will be in accord with the procedure described in the then currently effective prospectus relating to such Units. Units held by the Sponsor may be tendered to the Trustee for redemption. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

     Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds in a portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of a Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Certificateholder cannot find another purchaser, a Certificateholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the redemption price, which is based upon the aggregate bid prices of the Bonds in a portfolio. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. A Certificateholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.


DISTRIBUTION OF INTEREST AND PRINCIPAL

     Interest received by a Trust, including that part of the proceeds from the disposition of Bonds, if any, which represents accrued interest, is credited by the Trustee to the Interest Account. Any other receipts are credited to the Principal Account. Interest received by a Trust will be distributed on or shortly after the first day of each month on a pro rata basis to Certificateholders of record as of the preceding record date (which is the fifteenth day of the month next preceding the distribution). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed on the fifteenth day of each month and will be distributed to Certificateholders as of the first day of the next succeeding month. Such principal distribution may be combined with any interest distribution due to the Certificateholder at that time. Proceeds received from the disposition of any of the Bonds in the portfolio of a Trust after each record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

     The distribution to the Certificateholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to the Certificateholder's pro rata share of the estimated annual income after deducting estimated expenses. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. A person who purchases Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

     As of the fifteenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of a Trust (see "Expenses of the Trusts"). The Trustee may also withdraw from said accounts an amount, if deemed necessary, to fund a reserve for any governmental charges or anticipated Trust expenses which may be payable out of the Trust. Amounts so withdrawn will not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of the amount withdrawn to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee (See "Description of Trust Portfolios" and "Redemption and Repurchase of Units").

     Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.


DISTRIBUTION REINVESTMENT OPTION

     The Sponsor has entered into arrangements with Ranson Managed Portfolios - The Kansas Municipal Fund (the "Kansas Municipal Fund"), Ranson Managed Portfolios - The Kansas Insured Intermediate Fund (the "Kansas Insured Municipal Fund") and Ranson Managed Portfolios - The Nebraska Municipal Fund (the "Nebraska Municipal Fund") which permit any Certificateholder of a Kansas Trust to elect to have each distribution of interest income or principal, including capital gains, on his Units automatically reinvested in shares of the Kansas Municipal Fund or the Kansas Insured Municipal Fund, respectively and which permit any Certificateholder of a Nebraska Trust to elect to have each distribution of interest income or principal, including capital gains, on his Units automatically reinvested in shares of the Nebraska Municipal Fund. The investment objective of each of the Kansas Municipal Fund and the Kansas Insured Municipal Fund is to provide its shareholders with a high level of current income exempt from both Federal income tax and Kansas income tax as is consistent with preservation of capital. The investment objective of the Nebraska Municipal Fund is to provide its shareholders with as high a level of current income exempt from both Federal income tax and Nebraska income tax as is consistent with preservation of capital. The objectives and policies of the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund are presented in more detail in the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund prospectuses, respectively. Certificateholders should contact the broker from whom they obtained this Prospectus to obtain a current prospectus for the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund, or they may obtain a current prospectus by contacting Ranson Capital Corporation at
(800) 601-5593.

     Certificateholders will be able to reinvest their distributions of interest income or principal in the Kansas Municipal Fund, the Kansas Insured Municipal Fund or the Nebraska Municipal Fund with no sales charge and no minimum investment.

     A Certificateholder may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund each have the right to terminate the Distribution Reinvestment Option, in whole or in part.


TAX STATUS (FEDERAL, STATE, CAPITAL GAINS)

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income are rendered by bond counsel to the respective issuing authorities. In addition, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such Bonds are located, from state income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Certificateholder is income for state tax purposes. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

     For purposes of the following opinions, it is assumed that each asset of a Trust is debt the interest on which is excluded for federal income tax purposes. In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law:

          1) Each Trust is not an association taxable as a corporation for federal income tax purposes and interest and accrued original issue discount on the Bonds which are excluded from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to the Certificateholder; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax").

          2) Each Certificateholder is considered to be the owner of a pro rata portion of each asset of the Trust under subpart E, subchapter J of Chapter 1 of the Code and will have a taxable event when a Trust disposes of a Bond or when the Certificateholder redeems or sells Units. If the Certificateholder disposes of a Unit, he is deemed thereby to dispose of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by a Unit. Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purpose of recognition of gain (but not loss).
     Certificateholders should consult their own tax advisors with regard to any such constructive sale rules. Certificateholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the date the Certificateholders pay for their Units to the extent that such interest accrued on such Bonds before the date a Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Certificateholder may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Certificateholder, subject to various nonrecognition provisions of the Code. The amount of any such gain or loss is measured by comparing the Certificateholder's pro rata share of the total proceeds from such disposition with Certificateholder's basis for his or her fractional interest in the asset disposed of. In the case of a Certificateholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Certificateholders holding securities that are substantially identical to the Bonds. Certificateholders should consult their own tax advisors with regard to the calculation of basis. The tax basis reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Certificateholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. A

     Certificateholder will realize a taxable gain when his Units are sold or redeemed for an amount greater than his adjusted basis in his Units at the time of such sale or redemption.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued.
In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based on its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the purchase price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Certificateholder acquires his Units and the price the Certificateholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.

     "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an Investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Certificateholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Certificateholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Certificateholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Certificateholders should consult their tax advisers regarding these rules and their application.

     Interest on certain "specified private activity bonds" held by a Trust will be treated as an item of tax preference for purposes of computing the alternative minimum tax of all Certificateholders of a Trust, including individuals. As a result, such interest income may be subject to the alternative minimum tax. The Trust will annually supply Certificateholders with information regarding the amount of Trust income attributable to those "specified private activity bonds" held by such Trust that give rise to a specific item of tax preference. Certificateholders should consult their tax adviser regarding the potential application of the alternative minimum tax and the impact of a portion of a Trust's income being characterized as a tax preference.

     For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 such as the AMT Bonds, is included as an item of tax preference.

     In the case of corporations, for taxable years beginning after December 31, 1986, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on the Bonds in a Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would extend the Superfund Tax. Under the provisions of
Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which includes tax-exempt interest such as interest on the Bonds in the Trust. Corporate Certificateholders are urged to consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

     Section 265 of the Code provides that interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for federal income tax purposes. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even through the borrowed funds are not directly traceable to the purchase of Units. However, these rules generally do not apply to interest paid on indebtedness incurred for expenditures of a personal nature such as a mortgage incurred to purchase or improve a personal residence. Under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to most corporations. Investors with questions regarding these issues should consult with their tax advisers.

     In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social

Security benefits are includable in gross income, they will be treated as any other item of gross income.

     In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of modified adjusted gross income plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

     Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining that portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

     In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum rate of 28 percent. However, it should be noted that legislative proposals are made from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from federal gross income, although interest on such Bonds received by others would be excludable from federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the Superfund Tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

     In the opinion of Chapman and Cutler, Counsel for the Sponsor, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986 as amended:

     Kansas Taxation. Each Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

     Each Certificateholder of a Kansas Trust will be treated as the owner of a pro rata portion of such Kansas Trust, and the income and deductions of such Kansas Trust will therefore be treated as income of the Certificateholder under Kansas law;

     Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) however, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

     Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

     Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on insurance companies under
Article 40, Chapter 28 of the Kansas statutes unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas. Interest on the Bonds which is exempt from Kansas income taxation when received by a Kansas Trust will continue to be exempt when distributed to a Certificateholder (other than a bank, trust company or savings and loan association);

     Each Certificateholder of a Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Certificateholder redeems or sells Units of such Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

     Interest received by a Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

     No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     All statements of law in the Prospectus concerning exemption from federal, state or other taxes are the opinion of counsel and are to be so construed.

     Nebraska Taxation. With respect to certain Bonds in a Nebraska Trust (the "Nebraska Bonds") which may be held by such Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715(2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for Federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Certificateholder, would be exempt from both the Nebraska income tax imposed by Section 77-2714 et. seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715(2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax") and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Certificateholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

     In the opinion of Chapman and Cutler under existing law and based upon the assumptions set forth above:

         (1) Each Nebraska Trust is not an association taxable as a corporation, each Certificateholder of a Nebraska Trust will be treated as the owner of a pro rata portion of such Nebraska Trust, and the income of such portion of such Nebraska Trust will therefore be treated as the income of the Certificateholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and Nebraska Minimum Tax when received by a Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Certificateholder, will retain its status as exempt from such taxes when received by such Nebraska Trust and distributed to a Certificateholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by a Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Certificateholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by such Nebraska Trust and distributed to a Certificateholder;

         (4) Each Certificateholder of a Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Certificateholder redeems or sells Units of such Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Certificateholder for Federal income tax purposes;

         (5) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in a Nebraska Trust, the interest on which is exempt from such Tax; and

         (6) In the case of a Certificateholder subject to the Nebraska financial institutions franchise tax, the income derived by such Certificateholder from his pro rata portion of the Bonds held by a Nebraska Trust may affect the determination of such Certificateholder's maximum franchise tax.

     Chapman and Cutler has not examined any of the Bonds to be deposited and held in each Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Certificateholder.

     Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     All statements of law in the Prospectus concerning exemption from federal, state or other taxes are the opinion of counsel and are to be so construed.


EXPENSES OF THE TRUSTS

     The Sponsor will not receive any fees in connection with activities relating to a Trust. However, for regularly evaluating the portfolio of each Trust, the Evaluator (which is the Sponsor) will receive the annual fee indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period.

     The Trustee will receive for ordinary services the annual fee from each Trust indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period. Both the Trustee's fee and the evaluation fee paid to the Sponsor may be adjusted without prior approval from Certificateholders, provided that all adjustments upward will not exceed the cumulative percentage increase of the United States Department of Labor's Consumer Price Index or, if such index is no longer published, in a comparable index. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Certificateholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Indenture, see "Trustee Information" and "Other Rights of Certificateholders."

     The following is a summary of expenses of each Trust which, when owed to the Trustee, are secured by a lien on the assets of such Trust: (1) the expenses and costs of any action undertaken by the Trustee to protect such Trust and the rights and interests of the Certificateholders; (2) any taxes and other governmental charges upon the Bonds or any part of such Trust (no such taxes or charges are currently being levied or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture and all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) and auditing fees sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not available in the Interest and Principal Accounts. Costs of disbursement (including postage, checks and handling) of interest, principal and redemption distributions will be paid by the Trustee and will not be charged to such Trust.


EVALUATION OF THE TRUSTS

     The Public Offering Price and the Redemption Price per Unit are based on the bid prices per Unit of the Bonds in the portfolio of a Trust plus accrued interest. The Public Offering Price per Unit also includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." While the Trustee has the power to determine the Public Offering Price per Unit and the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the Public Offering Price per Unit and the Redemption Price per Unit on a daily basis as of 3:00 p.m. Central time on days the New York Stock Exchange is open (and on any other days on which Sponsor secondary market transactions or redemptions occur). With each evaluation, the Public Offering Price per Unit and Redemption Price per Unit is adjusted commensurate with such evaluation, and prices will be effective for all orders for purchases, sales or redemptions received at or prior to 3:00 p.m. Central time on each such day. Orders received by the Trustee or Sponsor after that time, or on a day when no evaluation is made, will be held until the next determination of price. Each evaluation of a Trust has been and will be determined on the basis of cash on hand in a Trust or money in the process of being collected, the value of the Bonds in the portfolio of a Trust based on the bid prices of the Bonds and interest accrued thereon not subject to collection less any taxes or governmental charges payable, any accrued expenses of a Trust and any cash held for distribution to Certificateholders. The result of that computation is then divided by the number of Units outstanding as of the date thereof to determine the per Unit value of the Trust.

     The Evaluator may determine the value of the Bonds in the portfolio of a Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held in a Trust;
(2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds; (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (4) by any combination of the above.


OTHER RIGHTS OF CERTIFICATEHOLDERS

     The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Certificateholder, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of a Trust and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption Price based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

     The Indenture requires each Trust to be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor. The Trustee shall not be required (in the case of Series 4 and subsequent series), however, and does not intend to cause such an audit to be performed if its cost to a Trust shall exceed certain specified amounts (not exceeding $.50 per Unit) on an annual basis. Certificateholders may obtain a copy of such audited financial statements upon request.

     In order to comply with Federal and state tax reporting requirements, Certificateholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

     The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of a Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Certificateholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances, the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement. Although no such charge is now made or contemplated, the Trustee may require a Certificateholder to pay a reasonable fee to be determined by the Trustee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.


SPONSOR INFORMATION

     Ranson & Associates, Inc., an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation, is the sponsor and successor sponsor of Series of The Kansas Tax-Exempt Trust, Multi-State Series of The Ranson Municipal Trust and Series of Ranson Unit Investment Trusts.

     Ranson & Associates, Inc. is the successor to a series of companies, the first of which was originally organized in Kansas in 1935. During its history, Ranson & Associates, Inc. and its predecessors have been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. On November 26, 1996, Ranson & Associates, Inc. purchased all existing unit investment trusts sponsored by EVEREN Securities, Inc. Accordingly, Ranson & Associates is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. At present, Ranson & Associates, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for issuers of municipal securities in Kansas.

     The Company's offices are currently located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206. As of January 31, 1997, the stockholder's equity of Ranson & Associates, Inc. was $625,706. (This paragraph relates only to the Sponsor and not to any Series of the Ranson Municipal Trust-Multi State Series or to any other dealer. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     As stated under "Redemption and Repurchase of Units," the Sponsor intends to maintain a secondary market for the Units of the Trusts. In so maintaining a market, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in each Trust and includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information"). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units.

     If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Indenture and liquidate a Trust as provided therein or (iii) continue to act as Trustee without terminating the Indenture.


TRUSTEE INFORMATION

     The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Bank of New York is the successor trustee to Investors Fiduciary Trust Company.

     The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the Trust portfolios. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Certificateholder and for the payment of expenses for which funds may not be available, such of the Bonds as are designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Certificateholders. The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Certificateholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by a Trust of any securities other than the Bonds initially deposited is not permitted.

     If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

     In accordance with the Indenture, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Certificateholder of the Trust. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during the Trustee's usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Indenture on file in its office available for inspection at all reasonable times during its usual business hours by any Certificateholder, together with a current list of the Bonds held in the Trusts.

     Under the Indenture, the Trustee or any successor trustee may resign and be discharged of the trust created by the Indenture by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Certificateholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Indenture at any time with or without cause. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

     Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.


LEGAL AND AUDITING MATTERS

     The legality of the Units offered hereby and certain matters relating to Federal, Kansas and Nebraska tax law have been passed upon by Chapman and Cutler, Chicago, Illinois, as special counsel for the Sponsor.

     The financial statements for all periods ended on and after January 31, 1997 included in Part One of this Prospectus and Registration Statement have been examined by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part One of this Prospectus, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements for all prior periods, included in Part One of this Prospectus and Registration Statement have been examined by Allen, Gibbs & Houlik, independent auditors, as set forth in their report appearing in Part One of this Prospectus, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


DESCRIPTION OF BOND RATINGS

     Standard & Poor's Corporation. A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard and Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

         (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         (2)   Nature of and provisions of the obligation; and

         (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

     A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A-Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

     Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Con. (-)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     No person is authorized to give            This Prospectus contains
any information or to make any             information concerning the Trust and
representations not contained in this      the Sponsor, but does not contain all
Prospectus; and any information or         of the information set forth in the
representation not contained herein        registration statement and exhibits
must not be relied upon as having          relating thereto, which the Trust has
been authorized by the Trust, or the       filed with the Securities and
Sponsor or any dealer.  This               Exchange Commission, Washington,
Prospectus does not constitute an          D.C., under the Securities Act of
offer to sell, or a solicitation of        1933 and the Investment Company Act
an offer to buy, securities in any         of 1940, and to which reference is
state to any person to whom it is not      hereby made.
lawful to make such offer in such
state.






                                  _____________


                                TABLE OF CONTENTS

TITLE                            PAGE     TITLE                           PAGE
General Summary of Information     1      Distribution Reinvestment
Summary of the Trusts              3        Option                         18
Description of Trust Portfolios    5      Tax Status (Federal, State,
Objectives of the Trusts          13        Capital Gains)                 19
Estimated Current Return and              Expenses of the Trusts           26
  Estimated Long-Term Return      14      Evaluation of the Trusts         27
Public Offering Information       14      Other Rights of
Accrued Interest                  15        Certificateholders             28
Redemption and Repurchase of              Sponsor Information              29
  Units                           15      Trustee Information              30
Distribution of Interest and              Legal and Auditing Matters       32
  Principal                       17      Description of Bond Ratings      32

                      Contents of Post-Effective Amendment
                            To Registration Statement



     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet


                                 The prospectus


                                 The signatures


                     The Consent of Independent Accountants

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, The Ranson Municipal Trust, Multi-State Series 7, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 29th day of September, 2000.

                              The Ranson Municipal Trust, Multi-State Series 7
                                 Registrant

                              By: Ranson & Associates, Inc.
                                 Depositor

                              By: Robin Pinkerton
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 29, 2000 by the following persons, who constitute a majority of the Board of Directors of Ranson & Associates, Inc.

           Signature                            Title



Douglas K. Rogers    Executive Vice and President and Director
Douglas K. Rogers


Alex R. Meitzner     Chairman of the Board and Director
Alex R. Meitzner


Robin K. Pinkerton   President, Secretary, Treasurer and
Robin K. Pinkerton   Director

                                             Robin Pinkerton

     An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of The Kansas Tax-Exempt Trust, Series 51 (File No. 33-46376) and Series 52 (File No. 33-47687) and the same are hereby incorporated herein by this reference.